Exhibit 32.2
                           Certification of Controller

     Pursuant to 18 US.C. Section, as adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

     I, Tracy L. Morris, Controller of Capital Southwest Corporation, certify that, to my knowledge:

     1. The Form 10-K, filed with the Securities and Exchange Commission on May 23, 2008 ("accompanied report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the accompanied report fairly presents, in all material respects, the consolidated financial condition and results of operations of Capital Southwest Corporation.


Date: May 23, 2008                               /s/ Tracy L. Morris
                                                 -------------------------------
                                                 Tracy L. Morris, Controller